Exhibit 10.110

UNIT PURCHASE AGREEMENT

THIS UNIT PURCHASE AGREEMENT (this “Agreement”), dated as of August 20, 2024, is between ALT5 Sigma Corporation, a company incorporated under the laws of the State of Nevada, with principal executive offices located at 325 E. Warm Springs Road, Suite 102, Las Vegas, Nevada 89119 (the “Company”), and [*] as the investor signatory hereto (the “Buyer”).

WITNESSETH

WHEREAS, the Company desires to enter into a series of agreements for (i) the sale of up to $1,600,000 (prior to any original issues discount in respect thereof) of Units (as that term is defined below), each such Unit consisting of its non-convertible debentures and (ii) the grant of common stock purchase warrants to a limited number of purchasers on terms substantially similar to the terms contained herein (the “Series of Transactions”);

WHEREAS, the Buyer acknowledges that the Company has not made any representations or warranties to the Buyer that any other transaction in the Series of Transactions will be consummated;

WHEREAS, the Company and the Buyer desire to enter into this transaction as one of the transactions in the above-referenced series for the Company to sell and the Buyer to purchase the securities referenced herein pursuant to the Registration Statement on Form S-3, File No. 333-278784, filed, under the Securities Act of 1933, as amended (the “Securities Act”), with the U.S. Securities and Exchange Commission (the “SEC”) on April 18, 2024, and declared effective on April 25, 2024, by the SEC; and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to the Buyer, as provided herein, and the Buyer shall purchase a non-convertible promissory note in the form attached hereto as “Exhibit A” (the “Debenture”) of the Company and the Company shall grant to the Buyer, as provided herein, and the Buyer shall receive a Common Stock Purchase Warrant in the form attached hereto as “Exhibit B” (the “Warrant”; collectively, with the Debenture, the “Unit”) for an aggregate purchase price of one million one hundred thousand dollars (US$1,100,000.00) (the “Purchase Price”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1.	PURCHASE AND SALE OF THE UNIT.

(a) Purchase of the Unit. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7, below, and upon delivery of the Purchase Price, the Company (i) shall issue and sell to the Buyer, and the Buyer shall purchase from the Company at the Closing the Debenture and (ii) the Company shall grant to the Buyer, and the Buyer shall receive the Warrant at the Closing.

(b) Closing Date. The Closing of the purchase of the Unit by the Buyer shall occur at the offices of the Clark Hill LLP, 555 South Flower Street, 24th Floor, Los Angeles, California 90071. The date and time of the Closing shall be 10:00 a.m. PDT, on August 21, 2024 (or at such other place and on such other date as is mutually agreed to by the Company and the Buyer) (the “Closing Date”) As used herein “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in Las Vegas, Nevada are authorized or required by law to remain closed.

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(c) Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Buyer shall deliver to the Company the Purchase Price for the Unit to be sold to the Buyer at such Closing and (ii) the Company shall deliver to the Buyer, the Debenture and the Warrant, duly and manually executed on behalf of the Company.

2.	BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company with respect to itself that, as of the date hereof and as of the Closing Date:

(a) Investment Purpose. The Buyer is acquiring the Unit for its own account for investment purposes and not with a view toward, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that, by making the representations herein, the Buyer does not agree, or make any representation or warranty, to hold any or all of the components of the Unit for any minimum or other specific term and reserves the right to dispose of any or all of the components of the Unit at any time in accordance with, or pursuant to, a registration statement covering such components or an available exemption under the Securities Act. The Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the components of the Unit.

(b) Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c) Reliance on Exemptions. The Buyer understands that the Unit is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Unit.

(d) Information. The Buyer and its advisors (and his, her, or its counsel), if any, have been furnished with all materials relating to the business, finances, and operations of the Company and information the Buyer or such individual deemed material to making an informed investment decision regarding the Buyer’s purchase of the Unit that have been requested by the Buyer. The Buyer and such individuals have been afforded the opportunity to ask questions of the Company and its management. The Buyer understands that its investment in the Unit involves a high degree of risk. The Buyer has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Unit.

(e) Reserved.

(f) Organization; Authority. The Buyer is an entity duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.

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(g) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Buyer and shall constitute the legal, valid, and binding obligations of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(h) No Conflicts. The execution, delivery, and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Buyer, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws) applicable to the Buyer, except, in the case of clauses (ii) and (iii), above, for such conflicts, defaults, rights, or violations that could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Buyer to perform its obligations hereunder.

(i) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by the Buyer. The Buyer hereby agrees that it shall not, directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when the Warrant is no longer outstanding. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules, and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules, and regulations is solely the responsibility of the Buyer.

3.	COMPANY’S REPRESENTATIONS AND WARRANTIES.

The Company hereby makes the representations and warranties set forth below to the Buyer:

(a) Organization and Qualification. The Company and each of its Subsidiaries is an entity duly formed, validly existing, and in good standing under the laws of the jurisdiction in which each is formed and each has the requisite power and authority to own its respective properties and to carry on its respective business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise), or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby, in the Debenture, or in the Warrant in connection herewith or therewith, or (iii) the authority or ability of the Company to perform any of its obligations hereunder, the Debenture, and the Warrant. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

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(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Debenture, and the Warrant and to issue the shares of Warrant Stock in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the grant of the Warrant and the reservation of the shares of Common Stock, $.001 par value per share (the “Common Stock”), underlying the Warrant (the “Warrant Stock”) and the issuance thereof upon exercise of the Warrant in accordance with the provisions thereof, have been duly authorized by the Company’s board of directors and no further filing, consent, or authorization is required by the Company, its board of directors, or its stockholders or other governmental body. This Agreement, the Debenture, and the Warrant have each been duly executed and delivered by the Company, and each constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Issuance of the Debenture, the Grant of the Warrant, and the Issuance of the Shares of Warrant Stock. The sale and issuance of the Unit, the sale of the Debenture, and the grant of the Warrant have each been duly authorized. Upon exercise in accordance with the provisions of the Warrant, the shares of Warrant Stock, will be validly issued, fully paid, and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests, and other encumbrances (collectively, the “Liens”) with respect to the issuance or grant, as applicable, thereof with the holder thereof being entitled to all rights accorded to a holder of Common Stock. As of the Closing Date, the Company shall have reserved from its duly authorized capital stock one hundred percent (100%) of the number of shares of Warrant Stock issuable upon full exercise of the Warrant (assuming for purposes hereof that any such exercises shall not take into account any limitations on the exercises of the Warrant set forth therein).

(d) No Conflicts. The execution, delivery, and performance of this Agreement and the Warrant by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Articles of Incorporation (as defined below), Bylaws (as defined below), or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of The Nasdaq Stock Market LLC (the “Trading Market”) and including all applicable laws, rules and regulations of the State of Delaware) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

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(e) Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Trading Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Debenture, and the Warrant, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by this Agreement, the Debenture, or the Warrant. Except as disclosed in the SEC Documents, the Company is not in violation of the requirements of the Trading Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The Company has notified the Trading Market of the potential issuance of the shares of Warrant Stock, which does not require obtaining the approval of the stockholders of the Company or any other Person or Governmental Entity, and the Trading Market has been provided with the related Listing of Additional Shares form. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental, or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

(f) Acknowledgment Regarding Buyer’s Purchase of the Unit. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement, the Debenture, and the Warrant and the transactions contemplated hereby and thereby and that the Buyer is not (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries, or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that neither the Buyer (nor any affiliate of the Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to this Agreement, the Debenture, or the Warrant and the transactions contemplated hereby and thereby, and any advice given by the Buyer or any of its representatives or agents in connection with this Agreement, the Debenture, and the Warrant and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Unit. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(g) No Integrated Offering. None of the Company, its Subsidiaries, or any of its affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Unit to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

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(h) SEC Documents; Financial Statements. The Company, during the two years prior to the date of this Agreement, has timely filed all reports, schedules, forms, proxy statements, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board that are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to the Buyer that is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances that would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(i) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in an Annual Report on Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business, or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation, or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intends to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so.

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(j) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development, or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(k) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its respective Articles of Incorporation, any certificate of designation, preferences, or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or articles of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree, or order or any statute, ordinance, rule, or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations that would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations, or requirements of the Trading Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Trading Market in the foreseeable future. The Company and each of its Subsidiaries possess all certificates, authorizations, and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit. There is no agreement, commitment, judgment, injunction, order, or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party that has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company, or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, that have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

(l) Compliance with Laws.

(i) Definitions:

(a) “Anti-Bribery Laws” shall mean of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any other similar law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder.

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(b) “Applicable Laws” shall mean applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines, ordinance, or regulation of any governmental entity and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records, and internal controls, including the Anti-Bribery Laws, (iii) Sanctions Laws and Anti-Money Laundering Laws.

(c) “Anti-Money Laundering Laws” shall mean applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory.

(d) “Sanctions Laws” shall mean any and all applicable U.S. and non-U.S. laws and regulations, including, but not limited to, the laws, regulations, and Executive Orders and sanctions programs (“Sanctions Programs”) enforced or administered by the U.S. Office of Foreign Assets Control (“OFAC”) or the U.S. Departments of State or Commerce, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V.

(m) Compliance with Applicable Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with and have not previously violated Applicable Laws and no action, suit, or proceeding by or before any court or governmental agency, authority, or body or any arbitrator involving the Company or any of its Subsidiaries with respect to Applicable Laws is pending or, to the knowledge of the Company, threatened.

(n) Anti/Bribery/Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, or employee, nor any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) has violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable anti-bribery or anti-corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee, or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given, or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

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(o) Equity Capitalization. The equity capitalization of the Company is disclosed in the SEC Documents. All of the outstanding shares of the Company’s capital stock, as referenced therein, are duly authorized and have been validly issued and are fully paid and nonassessable.

(p) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests, or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests, or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests, or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests, or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries are obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries that contain any redemption or similar provisions, and there are no contracts, commitments, understandings, or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the grant of the Warrant, or the issuance of the shares of Warrant Stock; and (G) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

(q) Organizational Documents. The Company has furnished to the Buyer or filed on EDGAR true, correct, and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(r) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. In accordance with the previous sentence, the Company currently maintains no insurance policies. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(s) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

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(t) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyer or its agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement. The Company understands and confirms that the Buyer will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Buyer regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to the Buyer pursuant to or in connection with this Agreement, the Debenture, and the Warrant, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof), or conditions (financial or otherwise), which, under applicable law, rule, or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. The Company acknowledges and agrees that the Buyer has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(u) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(v) Private Placement. Assuming the accuracy of the Buyer’s representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyer as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market.

4.	COVENANTS.

(a) Reporting Status. For the period beginning on the date hereof, and ending six months after the date the Buyer no longer holds the Warrant (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require the continued filing of such reports or would otherwise permit such termination.

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(b) Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the first Business Day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated hereby in the form required by the 1934 Act and attaching this Agreement and the Warrant (the “Current Report”). From and after the filing of the Current Report, the Company shall have disclosed all material, non-public information (if any) provided to the Buyer by the Company or any of its Subsidiaries or any of their respective officers, directors, employees, or agents in connection with the transactions contemplated hereby. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated hereby under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees, or agents, on the one hand, and the Buyer or any of its affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees, and agents not to, provide the Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of the Buyer (which may be granted or withheld in the Buyer’s sole discretion).

(c) Reservation of Shares. So long as the Warrant remains outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, one hundred percent (100%) of the number of shares of Warrant Stock issuable upon exercise of any unexercised portion of the Warrant (any such exercise shall not take into account any limitations on the exercise of the Warrant) (the “Required Reserve Amount”); provided, that, at no time shall the number of shares of Warrant Stock reserved pursuant to this Section 4(c) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split.

5.	REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register of the Warrant in which register the Company shall record the name and address of the Person in whose name the Warrant has been granted (including the name and address of each transferee), and the number of shares of Warrant Stock issuable upon exercise of the Warrant held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

(b) Transfer Restrictions. The Debenture, the Warrant, and the shares of Warrant Stock may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of any of such instruments other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6.	CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Unit to the Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided, that, these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

(a) The Buyer shall have executed this Agreement and delivered the same to the Company.

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(b) The Buyer shall have delivered to the Company the Purchase Price for the Unit being purchased by the Buyer at the Closing by wire transfer of immediately available funds.

(c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to such Closing Date.

7.	CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to purchase the Unit at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; provided, that, these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to the Buyer this Agreement.

(b) The Company shall have duly executed and delivered to the Buyer the Debenture.

(c) The Company shall have duly executed and delivered to the Buyer the Warrant.

(d) The Company shall have notified the Trading Market of the potential issuance of the shares of Warrant Stock, and the Trading Market has been provided with the related Listing of Additional Shares form.

(e) No statute, rule, regulation, executive order, decree, ruling, or injunction shall have been enacted, entered, promulgated, or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement, the Debenture, or the Warrant.

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8.	MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement, and interpretation of this Agreement shall be governed by the internal laws of the State of Nevada without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Nevada. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Las Vegas, County of Clark, State of Nevada, for the adjudication of any dispute hereunder or in connection herewith or under the Debenture or the Warrant or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action, or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action, or proceeding by mailing a copy thereof (by certified mail, return receipt requested, postage prepaid) to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Buyer or to enforce a judgment or other court ruling in favor of the Buyer. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER THE DEBENTURE OR THE WARRANT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, THE DEBENTURE, THE WARRANT, OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular, and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements among the Buyer, the Company, their respective affiliates, and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

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(e) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and e-mail and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by e-mail. The addresses and e-mail addresses for such communications to the Company shall be:

If to the Company, to:	ALT5 Sigma Corporation 325 E. Warm Springs Road, Suite 102 Las Vegas, Nevada 89119 Attention: Tony Isaac E-Mail: t.isaac@isaac.com

With a mandatory copy to (which shall not constitute notice):	Clark Hill LLP 555 South Flower Street – 24th Floor Los Angeles, California 90071 Attention: Randolf Katz E-Mail: rkatz@clarkhill.com

If to the Buyer, to:

Attention: E-mail:

With a mandatory copy to (which shall not constitute notice):	Robert Barandes, P.C. Box 509 170 Ericas Lane Sagaponack, New York 11962 Attention: Robert Barandes E-Mail: RBarandes@barandeslaw.com

Otherwise, communications shall be to such other address, e-mail address, and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver, or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address, or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (A), (B), or (C), above, respectively.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder.

(g) No Strict Construction. The language used in this Agreement, the Debenture, and the Warrant will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(h) Recitals Constitute Material Terms. The Recitals to this Agreement, above, constitute material terms and representations hereof on which the parties hereto are relying and are not just surplusage.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Unit Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

ALT5 SIGMA CORPORATION

By:
Tony Isaac, Chief Executive Officer

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Unit Purchase Agreement to be duly executed as of the date first written above.

BUYER:

By:

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FORM OF DEBENTURE

EXHIBIT A

FORM OF COMMON STOCK PURCHASE WARRANT

EXHIBIT B